UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	001-33807	26-1232727
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 INVERNESS TERRACE E.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 706-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

EchoStar Corporation is hereby furnishing certain information regarding the business of its wholly-owned subsidiary EH Holding Corporation (“EHHC”) as set forth on Exhibit 99.1 hereto, which is incorporated by reference herein.

The information contained in this Item 2.02 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 7.01.              Regulation FD Disclosure.

On May 11, 2011, EchoStar Corporation, the parent company of EHHC, issued a press release announcing the commencement by EHHC of a private placement of $1 billion in aggregate principal amount of EHHC’s Senior Secured Notes due 2019 and $800 million in aggregate principal amount of EHHC’s Senior Notes due 2021 (together, the “Notes Offering”). The Notes Offering is being conducted pursuant to a confidential offering memorandum in a private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended.  A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated by reference herein.

The securities offered in the Notes Offering have not been registered under Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the notes; nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

EchoStar Corporation is also hereby furnishing certain information regarding EHHC’s business as set forth on Exhibit 99.1 hereto, which is incorporated by reference herein.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Certain Information Regarding EHHC’s Business
Exhibit 99.2	Press release dated May 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

Date: May 11, 2011	By:	/s/ R. Stanton Dodge
R. Stanton Dodge
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Certain Information Regarding EHHC’s Business
Exhibit 99.2	Press release dated May 11, 2011